UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 10, 2021
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 10, 2021, eHealth, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Hudson Executive Capital LP and certain of its affiliates (collectively, “Hudson”).

Pursuant to the Agreement, the Company has agreed to, among other things, appoint John Hass to the Board of Directors of the Company (the “Board”) to serve as a Class I director with a term expiring at the Company’s 2022 annual meeting of shareholders (the “2022 Annual Meeting”) and a member of the strategy committee of the Board. Subject to the terms and conditions of the Agreement, the Company has agreed to cooperate in good faith with Hudson to agree on a second director (the “Second Director”) within 45 days of the date of the Agreement, to serve as a Class III director with a term expiring at the Company’s 2021 annual meeting of shareholders (the “2021 Annual Meeting”). The Company has also agreed to nominate the Second Director for re-election at the 2021 Annual Meeting with a term expiring at the Company’s 2024 annual meeting of shareholders.

With respect to any annual or special meeting of the Company’s shareholders during the term of the Agreement, Hudson has agreed to vote the shares of the Company’s common stock then held by it in accordance with the Board’s recommendations on director election proposals and any other proposals submitted by the Company or a shareholder, except that Hudson may vote in its discretion on Extraordinary Transactions (as defined in the Agreement).

Hudson has also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) soliciting proxies, (ii) acquiring, in the aggregate, beneficial ownership of more than 9.9% of the outstanding shares of the Company’s common stock, (iii) selling securities of the Company resulting in any third party owning more than 4.9% of the outstanding shares of the Company's common stock, (iv) taking actions to change or influence the Board or management, and (v) exercising certain shareholder rights. The Company and Hudson have further agreed to refrain from making any public statement that disparages or is reasonably likely to damage the reputation of the other party.

The Agreement will terminate on the date that is the earlier of (i) December 31, 2021 and (ii) 30 days prior to the nomination deadline for the 2022 Annual Meeting. Each of the Company and Hudson has the right to terminate the Agreement earlier if the other party commits a material breach of the Agreement and such breach is not cured within 15 days after notice or, if such breach is not curable within 15 days, the breaching party has not taken any substantive action to cure within such 15-day period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2021, the Company’s Board appointed John Hass as a Class I director. Mr. Hass served as chairman of the board and chief executive officer of Rosetta Stone Inc., a leading provider of technology-based learning solutions, from April 2016 to October 2020. Previously, Mr. Hass served as president of Rosetta Stone Inc. from April 2016 to January 2019 and as interim president and chief executive officer from April 2015 to April 2016. From September 2012 until November 2014, he was a senior advisor to Osmium Partners, LLC, an alternative asset management firm. Mr. Hass was a partner at PEAK6 Investments, L.P., a financial services company, from October 2008 through September 2012 and was the senior financial officer of PEAK6 Investments, L.P. from February 2009 through June 2010. Mr. Hass was the chief executive officer of OptionsHouse, a brokerage company and subsidiary of PEAK6 Investments, L.P., from October 2006 until September 2008. From 1988 to October 2006, he was employed at Goldman, Sachs & Co., a subsidiary of the financial services company, The Goldman Sachs Group, Inc., most recently as a managing director in the investment banking division. In addition, Mr. Hass serves on the board of directors of The University of Chicago Laboratory Schools, serves as member of the Photography Committee of the Art Institute of Chicago and serves as a trustee of The Museum of Contemporary Photography. Mr. Hass received his Bachelor of Science in Finance from the University of Illinois at Urbana-Champaign.

Mr. Hass has been named to the strategy committee of the Board. No arrangement or understanding exists between Mr. Hass and any other person pursuant to which he was selected as a director. Furthermore, there are no transactions between

Mr. Hass or any member of his immediate family, on the one hand, and the Company or any of its subsidiaries, on the other hand, that require disclosure under Item 404(a) of Regulation S-K.

On March 10, 2021, in connection with Mr. Hass’ appointment to the Board as a non-employee director and pursuant to the Company’s 2014 Equity Incentive Plan, Mr. Hass received an automatic grant of restricted stock units covering 3,553 shares of the Company’s common stock. The restricted stock units vest annually over four years from the date of grant.

Item 7.01	Regulation FD Disclosure.

On March 11, 2021, the Company issued a press release announcing its entry into the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement, dated March 10, 2021 by and between eHealth, Inc. and Hudson Executive Capital LP, on behalf of itself and its affiliates and its affiliated funds
99.1	Press Release of eHealth, Inc. dated March 11, 2021 (eHealth Enters into Cooperation Agreement with Hudson Executive Capital)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	March 11, 2021	/s/ Derek N. Yung
Derek N. Yung Chief Financial Officer (Principal Financial Officer)